UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 15, 2005

Dominion Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	1-8489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	232219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 15, 2005, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Citigroup Global Markets Inc. and Goldman, Sachs & Co., as Representatives named in the Underwriting Agreement for the sale of $300,000,000 aggregate principal amount of the Company’s 2005 Series A 4.75% Senior Notes Due 2010 and $300,000,000 aggregate principal amount of the Company’s 2005 Series B 5.95% Senior Notes Due 2035. Such Senior Notes, which are designated the 2005 Series A 4.75% Senior Notes Due 2010 and the 2005 Series B 5.95% Senior Notes Due 2035, are a portion of the $3.0 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on July 11, 2003 (File No. 333-106790). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

The forms of the Twenty-Eighth and Twenty-Ninth Supplemental Indentures to the Company’s June 1, 2000 Senior Indenture, pursuant to which the 2005 Series A 4.75% Senior Notes Due 2010 and the 2005 Series B 5.95% Senior Notes Due 2035 will be issued, are filed as Exhibits 4.2 and 4.3 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits
1	Underwriting Agreement, dated June 15, 2005, between the Company and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as Representatives for the underwriters named in the Underwriting Agreement.

4.1	Form of Senior Indenture, dated June 1, 2000, between Dominion Resources, Inc. and JP Morgan Chase Bank (formerly The Chase Manhattan Bank), as Trustee (Exhibit 4 (iii), Form S-3, Registration Statement, File No. 333-93187, incorporated by reference); First Supplemental Indenture, dated June 1, 2000 (Exhibit 4.2, Form 8-K, dated June 21, 2000, File No. 1-8489, incorporated by reference); Second Supplemental Indenture, dated July 1, 2000 (Exhibit 4.2, Form 8-K, dated July 11, 2000, File No. 1-8489, incorporated by reference); Third Supplemental Indenture, dated July 1, 2000 (Exhibit 4.3, Form 8-K dated July 11, 2000, incorporated by reference); Fourth Supplemental Indenture and Fifth Supplemental Indenture dated September 1, 2000 (Exhibit 4.2, Form 8-K, dated September 8, 2000, incorporated by reference); Sixth Supplemental Indenture, dated September 1, 2000 (Exhibit 4.3, Form 8-K, dated September 8, 2000, incorporated by reference); Seventh Supplemental Indenture, dated October 1, 2000 (Exhibit 4.2, Form 8-K, dated October 11, 2000, incorporated by reference); Eighth Supplemental Indenture, dated January 1, 2001 (Exhibit 4.2, Form 8-K, dated January 23, 2001, incorporated by reference); Ninth Supplemental Indenture, dated May 1, 2001 (Exhibit 4.4, Form 8-K, dated May 25, 2001, incorporated by reference); Form of Tenth Supplemental Indenture (Exhibit 4.2, Form 8-K filed March 18, 2002, File No. 1-8489, incorporated by reference); Form of Eleventh Supplemental Indenture (Exhibit 4.2, Form 8-K filed June 25, 2002, File No. 1-8489, incorporated by reference); Form of Twelfth Supplemental Indenture (Exhibit 4.2, Form 8-K filed September 11, 2002, File No. 1-8489, incorporated by reference); Thirteenth Supplemental Indenture dated September 16, 2002 (Exhibit 4.1, Form 8-K filed September 17, 2002, File No. 1-8489, incorporated by reference); Fourteenth Supplemental Indenture, dated August 20, 2003 (Exhibit 4.4, Form 8-K filed August 20, 2003, File No. 1-8489, incorporated by reference); Forms of Fifteenth and Sixteenth Supplemental Indentures (Exhibits 4.2 and 4.3 to Form 8-K filed December 12, 2002, File No. 1-8489, incorporated by reference); Forms of Seventeenth and Eighteenth Supplemental Indentures (Exhibits 4.2 and 4.3 to Form 8-K filed February 11, 2003, File No. 1-8489, incorporated by reference); Forms of Twentieth and Twenty-first Supplemental Indentures (Exhibits 4.2 and 4.3 to Form 8-K filed March 4, 2003, File No. 1-8489, incorporated by reference); Form of Twenty-second Supplemental Indenture (Exhibit 4.2 to Form 8-K filed July 22, 2003, File No. 1-8489, incorporated by reference); Form of Twenty-Third Supplemental Indenture (Exhibit 4.2, Form 8-K filed December 9, 2003, File No. 1-8489, incorporated by reference); Form of Twenty-Fifth Supplemental Indenture (Exhibit 4.2, Form 8-K filed January 14, 2004, File No. 1-8489, incorporated by reference); Form of Twenty-Sixth Supplemental Indenture (Exhibit 4.3, Form 8-K filed January 14, 2004, File No. 1-8489, incorporated by reference); Form of Twenty-Seventh Supplemental Indenture (Exhibit 4.2, Form S-4 Registration Statement, File No. 333-120339, incorporated by reference).

4.2	Form of Twenty-Eighth Supplemental Indenture to the Senior Indenture pursuant to which the 2005 Series A 4.75% Senior Notes Due 2010 will be issued. The form of the 2005 Series A 4.75% Senior Note Due 2010 is included as Exhibit A to the form of the Twenty-Eighth Supplemental Indenture.

4.3	Form of Twenty-Ninth Supplemental Indenture to the Senior Indenture pursuant to which the 2005 Series B 5.95% Senior Notes Due 2035 will be issued. The form of the 2005 Series B 5.95% Senior Note Due 2035 is included as Exhibit A to the form of the Twenty-Ninth Supplemental Indenture.

5.1	Opinion of McGuirewoods LLP.

12	Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, File No. 1-8489).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ G. Scott Hetzer
G. Scott Hetzer Senior Vice President and Treasurer

Date: June 17, 2005